TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Short-Term Investment Fund

Supplement dated June 14, 2012
to the Summary Prospectus, Prospectus and Statement of Additional Information,
each dated February 28, 2012, as supplemented

On June 14, 2012, the Board of Directors (the “Board”) of TD Asset Management USA Funds Inc. (the “Company”) approved the liquidation of the TDAM Short-Term Investment Fund (the “Fund”), a series of the Company, pursuant to the terms of a Plan of Liquidation for the Fund. The liquidation was proposed, in part, because minimal demand in the marketplace for the Fund has made it difficult for the Fund to attract and retain assets.

Under the Plan, the Fund will be liquidated on or about July 16, 2012 (the “Liquidation Date”). On or before the Liquidation Date, all portfolio securities of the Fund will be converted to cash or cash equivalents, and the Fund will cease investing its assets in accordance with its stated investment objective and policies.

On the Liquidation Date, shareholders in the Fund as of the Liquidation Date will receive, as a liquidating distribution, an amount equal to their proportionate interest in the net assets of the Fund, after the Fund has paid or provided for all of its charges, taxes, expenses, and liabilities.

A shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to do so. Shareholders remaining in the Fund just prior to the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Fund’s portfolio holdings.

Although the liquidation is not expected to be a taxable event for the Fund, for taxable shareholders the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. The Fund may also make a distribution of undistributed net income and/or net capital gains prior to the Liquidation Date. Shareholders, including shareholders that own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, should consult their tax advisers regarding the tax treatment of the liquidations.

In connection with the liquidation, effective June 15, 2012, the Fund will be closed to new investments, including through exchanges into the Fund from other funds of the Company. Investors may continue to redeem shares of the Fund.

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